HSBC Investor Funds
HSBC Investor California Tax-Free Money Market Fund
HSBC Investor Prime Money Market Fund
HSBC Investor New York Tax-Free Money Market Fund
HSBC Investor Tax-Free Money Market Fund
HSBC Investor U.S. Government Money Market Fund
(the “Funds”)

Supplement Dated December 10, 2008
to the Prospectus Dated February 28, 2008, as Revised June 26, 2008

Participation in the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds

     On November 24, 2008, the U.S. Department of the Treasury (the “Treasury”) announced that it would extend its Temporary Guarantee Program for Money Market Funds (the “Program”) until April 30, 2009. The Board of Trustees of the Funds has approved the Funds’ continued participation in the Program.

     Participation in the continuation of the Program requires a payment to the Treasury in the amount of 0.015% of the net asset value of each participating Fund as of September 19, 2008. This expense will be borne by each Fund without regard to any expense limitation currently in effect.

     The Program insures money market fund shareholders as of the close of business on September 19, 2008 against loss in the event that a Fund liquidates its holdings and the per share value at the time of liquidation is less than $1 per share. Generally, the Program does not protect holders of shares acquired after September 19, 2008. If the number of shares held in an account fluctuates over the period, the Program insures investors for the lesser of the number of shares held as of the close of business on September 19, 2008, or the amount held at liquidation. If the Treasury extends the Program beyond April 30, 2009, and the Funds decide to participate in such extension, additional payments may be required.

More information about the Program is available at http://www.ustreas.gov. Any questions regarding the Funds’ participation in the Program may be directed to a representative at 1-800-782-8183.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
FOR FUTURE REFERENCE